Exhibit 10.34

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”), effective as of December __, 2011, is by and among First Acceptance Corporation, a Delaware corporation (the “Company”), and Stephen J. Harrison and Stephen J. Harrison 2010 Grantor Retained Annuity Trust (individually, a “Seller,” and, collectively, the “Sellers”).

RECITALS

WHEREAS, the Sellers collectively own 7,049,515 shares of Company common stock, par value $0.01 per share (the “Shares”); and

WHEREAS, the Sellers desire to sell, transfer, assign and convey to the Company, and the Company desires to purchase and accept from the Sellers, the Shares on the terms and conditions set forth in this Agreement (the “Repurchase”).

AGREEMENT

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Sale and Purchase of the Shares. Upon the terms and subject to the conditions set forth in this Agreement, each Seller hereby agrees to sell, transfer, assign and convey to the Company, and the Company hereby agrees to purchase and accept from each Seller, that number of Shares set forth opposite such Seller’s name on Schedule I attached hereto (the “Securities Transfer”), in consideration for payment (the “Securities Payment”) by the Company of One Dollar and Forty-Five Cents ($1.45) per Share, for an aggregate purchase price to each Seller set forth opposite such Seller’s name on Schedule I attached hereto (the “Purchase Price”), payable by the Company at the Closing (as hereinafter defined) as set forth in Section 2 of this Agreement.

2. Closing. On the Effective Date (as defined in that certain Mutual Separation and Release Agreement, dated the date hereof, by and between the Company and Stephen J. Harrison (the “Separation Agreement”)), the closing of the Repurchase (the “Closing”) contemplated by this Agreement shall take place by Delivery Versus Payment (hereinafter defined) by the Depository Trust & Clearing Corporation utilizing the Delivery Instructions. “Delivery Versus Payment” means the delivery of the Shares to the account of the Company’s custodian against a cash settlement to the account of the Sellers’ custodians, as provided in the rules, procedures, service guidelines and regulations of the Depository Trust & Clearing Corporation. “Delivery Instructions” means the instructions for the Securities Transfer and the Securities Payment set forth on Schedule I hereto. For avoidance of doubt and notwithstanding anything herein to contrary, in the event that the Separation Agreement is revoked during the revocation period set forth therein or otherwise terminated, the Company shall not be required to consummate the transactions contemplated herein. The date upon which the Sellers receive the Purchase Price is referred to hereinafter as the “Closing Date.”

3. Representations and Warranties of the Sellers. Each Seller hereby, jointly and severally, represents and warrants to the Company that the following statements are true, correct and complete at and as of the date of this Agreement and the Closing Date:

(a) the Sellers have good, valid and marketable title to the Shares, free and clear of all liens, claims, charges, pledges, security interests, orders, writs, judgments and other encumbrances whatsoever, with full legal right and power to sell, transfer, assign and convey absolute ownership of the Shares to the Company, and upon sale, transfer, assignment and conveyance of the the Shares, the Company will obtain good, valid and marketable title to the Shares free and clear of all liens, claims, charges, pledges, security interests, orders, writs, judgments and other encumbrances whatsoever;

(b) each Seller (i), if other than an individual, is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and (ii) has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement (the “Transactions”);

(c) the execution and delivery by each Seller of this Agreement, and the performance by each Seller of its respective obligations hereunder, have been duly authorized by all requisite action on the part of such Seller. This Agreement is the legal, valid and binding obligation of each Seller, enforceable against such Seller in accordance with its terms, except that such enforcement (i) may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally and (ii) is subject to the availability of equitable remedies, as determined in the discretion of the court before which such a proceeding may be brought;

(d) the execution and delivery of this Agreement by each Seller, and the performance by each Seller of its respective obligations hereunder, will not (i) violate or breach any provision of any Seller’s organizational or governing documents, (ii) violate or breach any statute, law, rule, regulation or order by which any Seller or any of its respective properties or the Shares may be bound or (iii) breach, or result in a default under, any material contract or material agreement to which any Seller is a party or by which any Seller or any of its respective properties or the Shares may be bound;

(e) no approval, consent, authorization or order of, notice to or registration or filing with, or any other action by, any governmental authority or any other person is required in connection with the due execution and delivery by each Seller of this Agreement and the performance of such Seller’s respective obligations hereunder, except for such filings as such Seller may be required to make with the United States Securities and Exchange Commission;

(f) there is no action, lawsuit, arbitration, claim or proceeding pending or, to the knowledge of each Seller, threatened, against such Seller that involves any of the Shares or Transactions or could reasonably be expected to impede the consummation of the Transactions;

(g) there is no suit, action, inquiry, audit, proceeding or investigation by or before any court or governmental, regulatory or administrative agency or commission pending or threatened against any Seller with respect to the Shares or the Transactions;

(h) the Sellers and/or the Sellers’ advisor(s) have had a reasonable opportunity to ask questions of, and receive answers from, a person or persons acting on behalf of the Company concerning the Shares and the Company and all such questions have been answered to each Seller’s full satisfaction;

(i) the Sellers are not relying on the Company with respect to the tax and other economic considerations of the Repurchase, and the Sellers have relied on the advice of, or have consulted with, the Sellers’ own advisors;

(j) each Seller has not offered to sell any portion of the Shares or any interest therein in a manner which would require the sale of the Shares to the Company hereunder to be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any other applicable securities laws. Each Seller has not offered to sell the Shares by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act;

(k) each Seller has not engaged or employed any finder, broker, agent or other intermediary in connection with the transactions described herein. There are no fees, commissions or compensation payable by the Company to any person engaged or retained by, through or on behalf of any Seller in connection with the consummation of the transactions described herein;

(l) other than this Agreement, each Seller has not granted, created or entered into any currently existing option, purchase agreement, redemption agreement, call or right to subscribe of any character relating to (i) the Shares or (ii) any securities exercisable or exchangeable for or convertible into the Shares (other than as may exist pursuant to the organizational or governing documents of the Company);

(m) the Company has advised each Seller that the Company may be in possession of non-public information regarding the Company and its affiliates that might be material to a party proposing a sale of securities such as the Shares. Each Seller has determined that it does not wish to execute a confidentiality agreement with the Company and receive disclosure from the Company of any such non-public information. Each Seller, instead, has determined that it possesses sufficient knowledge and experience in business and financial matters to evaluate the transactions contemplated hereby without receiving non-public information from the Company and without relying on any information, representation or warranty from the Company, other than as expressly set forth in Section 4 hereof; and

(n) each Seller, together with the other Seller, determined the Purchase Price without relying on any information, representation or warranty from the Company, other than as expressly set forth in Section 4 hereof. Each Seller has assured the Company that such Seller could evaluate the transaction contemplated hereby and the Purchase Price without reference to or reliance on any non-public information possessed by the Company. The Company has not made any representation or warranty to any Seller regarding the sufficiency of the Purchase Price, and each Seller is not relying on any representation or warranty from the Company as to the Purchase Price.

4. Representations and Warranties of the Company. The Company hereby represents and warrants to each Seller that the following statements are true, correct and complete at and as of the date of this Agreement and the Closing Date:

(a) the Company (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and (ii) has all requisite power and authority to execute and deliver this Agreement and to consummate the Transactions;

(b) the execution and delivery by the Company of this Agreement, and the performance by the Company of its obligations hereunder, have been duly authorized by all requisite action on the part of the Company. This Agreement is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement (i) may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally and (ii) is subject to the availability of equitable remedies, as determined in the discretion of the court before which such a proceeding may be brought;

(c) the execution and delivery of this Agreement by the Company, and the performance by the Company of its obligations hereunder, will not (i) violate or breach any provision of the Company’s organizational or governing documents, (ii) violate or breach any statute, law, rule, regulation or order by which the Company or any of its properties may be bound or (iii) breach, or result in a default under, any material contract or material agreement to which the Company is a party or by which the Company or any of its properties may be bound;

(d) no approval, consent, authorization or order of, notice to or registration or filing with, or any other action by, any governmental authority or any other person is required in connection with the due execution and delivery by Company of this Agreement and the performance of Company’s obligations hereunder, except for such filings as the Company may be required to make with the United States Securities and Exchange Commission;

(e) there is no action, lawsuit, arbitration, claim or proceeding pending or, to the knowledge of the Company, threatened, against the Company that involves any of the Transactions or could reasonably be expected to impede the consummation of the Transactions;

(f) there is no suit, action, inquiry, audit, proceeding or investigation by or before any court or governmental, regulatory or administrative agency or commission pending or threatened against the Company with respect to the Transactions; and

(g) the Company has not engaged or employed any finder, broker, agent or other intermediary in connection with the transactions described herein. There are no fees, commissions or compensation payable by any of the Sellers to any person engaged or retained by, through or on behalf of the Company in connection with the consummation of the transactions described herein.

5. Release.

(a) Each Seller does hereby release the Company, its shareholders, its affiliates and successors, and all of the Company’s directors, officers, employees and agents (collectively, the “Company Parties”), and agrees to hold them, and each of them, harmless from any and all claims or causes of action that any Seller may now have or know about, or hereafter may learn about, arising out of or in any way connected with the Repurchase; provided, the foregoing release shall not include matters contained in this Agreement or the Separation Agreement. Each Seller agrees that such Seller will not file any claim, charge, or lawsuit for the purpose of obtaining any monetary awards in connection with the Repurchase. Each Seller acknowledges that the foregoing release includes, but is not limited to, any claim arising under any federal, state, or local law, whether statutory or judicial, or ordinance, or any administrative regulation.

(b) The Company does hereby release each Seller, its shareholders, its affiliates and successors, and all of each Seller’s respective directors, officers, employees and agents (collectively, the “Seller Parties”), and agrees to hold them, and each of them, harmless from any and all claims or causes of action that the Company may now have or know about, or hereafter may learn about, arising out of or in any way connected with the Repurchase; provided, the foregoing release shall not include matters contained in this Agreement or the Separation Agreement. The Company agrees that the Company will not file any claim, charge, or lawsuit for the purpose of obtaining any monetary awards in connection with the Repurchase. The Company acknowledges that the foregoing release includes, but is not limited to, any claim arising under any federal, state, or local law, whether statutory or judicial, or ordinance, or any administrative regulation.

6. Further Assurances. From time to time after the execution of this Agreement, each party shall execute and deliver such documents, instruments and certificates as the other party hereto may reasonably request in order to more effectively vest, confirm and evidence in the Company all right, title and interest in and to the Shares, and to otherwise carry out the purpose and intent of this Agreement.

7. General.

(a) Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile or other electronic transmission will constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile or other electronic transmission will be deemed to be their original signatures for any purpose whatsoever.

(b) Binding Effects; Benefits; Assignment. No party may assign its rights or obligations hereunder without the prior written consent of the other party. All of the terms of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by and against the parties hereto and their respective successors, heirs, personal representatives and authorized assigns. Nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement, except as set forth in Section 5 of this Agreement and this Section 7(b).

(c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws or otherwise.

(d) Entire Agreement. This Agreement and the Separation Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral and written, between the parties with respect to such subject matter.

(e) Amendment and Waiver. This Agreement may be amended, modified, superseded or canceled only by a written instrument executed by all parties hereto or, in the case of a waiver, by or on behalf of the party waiving compliance.

(f) Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, rule or regulation, such provision shall be fully severed, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof. The remaining provisions of this Agreement will remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

(g) Waiver of Jury Trial. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS SECTION 7(G) WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY AND THAT ANY ACTION OR PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR THE TRANSACTIONS SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

(h) Survival. All of the representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing.

(i) Counsel. Each party hereto acknowledges that it has had an opportunity to consult with and, if so desired, has consulted with, legal counsel of its choosing with respect to this Agreement and the Transactions.

(j) No Waiver; Remedies. No failure or delay by any party in exercising any right, power or privilege under this Agreement will operate as a waiver of the right, power or privilege. A single or partial exercise of any right, power or privilege will not preclude any other or further exercise of the right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement will be cumulative and not exclusive of any rights or remedies provided by law.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and the Sellers have each caused this Agreement to be duly executed as of the date first set forth above.

COMPANY:

FIRST ACCEPTANCE CORPORATION

By:	/s/ MARK A. KELLY
Name:	Mark A. Kelly
Title:	Interim President

SELLERS:

STEPHEN J. HARRISON

/s/ STEPHEN J. HARRISON
Stephen J. Harrison

STEPHEN J. HARRISON 2010 GRANTOR RETAINED ANNUITY TRUST

By:	/s/ DONNA H. HARRISON
Name:	Donna H. Harrison
Title:	Trustee

[Signature Page to Stock Repurchase Agreement]

Schedule I

Seller	Number of Shares	Purchase Price
Stephen J. Harrison	2,746,891	$3,982,991.95
Stephen J. Harrison 2010 Grantor Retained Annuity Trust	4,302,624	$6,238,804.80

Total	7,049,515	$10,221,796.75

Delivery Instructions

For Delivery of Shares to the Company:

Custodian:

DTC#

Agent Bank ID:

For Further Credit:

Account:

Attn:

For Delivery of Purchase Price to Sellers:

Custodian:

DTC#

Agent Bank ID:

For Further Credit:

Account:

Attn:

Schedule I